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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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IMPAC MORTGAGE HOLDINGS, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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 IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road
Irvine, California 92612

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 21, 2015
9:00 A.M. (Pacific Daylight Time)

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of IMPAC MORTGAGE HOLDINGS, INC. ("IMH," "we," "our," "us," or the "Company"), a Maryland corporation, to be held at 19500 Jamboree Road, Irvine, California 92612 on July 21, 2015, at 9:00 a.m. (Pacific Daylight Time).

The annual meeting of stockholders is being held for the following purposes:

  1.
  To elect a Board of Directors to serve for the ensuing year;

  2.
  To consider and approve an amendment to the Company's 2010 Omnibus Incentive Plan to increase the number of shares of common stock subject to the plan by 300,000 shares;

  3.
  To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2015; and

  4.
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of our common stock of record at the close of business on April 24, 2015 will be entitled to vote and participate at the Meeting and any postponements, adjournments or continuations thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 21, 2015. The 2015 Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2014 are also available at http://www.viewproxy.com/impaccompanies/2015

In accordance with the rules of the Securities and Exchange Commission, we are sending a Notice of Internet Availability of Proxy Materials to the holders of record and beneficial owners of our capital stock as of the close of business on the record date. The Notice of Internet Availability contains instructions on how to access our materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials. You are cordially invited to attend the Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote in person in the event you find it convenient to attend.

By order of the Board of Directors

Ronald M. Morrison, Secretary

Dated: April 30, 2015

 IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road, Irvine, CA. 92612
(949) 475-3722

PROXY STATEMENT

FOR ANNUAL STOCKHOLDERS MEETING TO BE HELD ON
JULY 21, 2015, AT 9:00 A.M. (PACIFIC DAYLIGHT TIME)

This proxy statement is being furnished by Impac Mortgage Holdings, Inc., a Maryland corporation (the "Company"), in connection with the annual meeting of stockholders to be held on July 21, 2015 at 9:00 a.m. (Pacific Daylight Time) at 19500 Jamboree Road, Irvine, California 92612 (the "Meeting"). We anticipate that the Notice of Internet Availability of Proxy Materials will be sent, and this proxy statement and the form of proxy relating to our Meeting will be made available, to our stockholders commencing on or about June 5, 2015.

The purpose of the Meeting is to seek stockholder approval of the following proposals: (1) electing a Board of Directors to serve for the ensuing year; (2) approving an amendment to the Company's 2010 Omnibus Incentive Plan to increase the number of shares of common stock subject to the plan by 300,000 shares; and (3) ratifying the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015.

Notice of Internet Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), we are providing access to our proxy materials over the Internet. We are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record and our beneficial owners. All stockholders will have the option to access the proxy materials on the website referred to in the Notice of Internet Availability or to request a printed set of the proxy materials. The Notice of Internet Availability will provide you with instructions on how to access the proxy materials over the Internet or to request printed copies of the proxy materials and on how to vote on the proposals.

Solicitation of Proxies

Our Board of Directors is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail and over the Internet based on our Notice of Internet Availability of Proxy Materials. We may also solicit proxies personally or by telephone. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock.

Annual Report

Our annual report to stockholders for the year ended December 31, 2014 will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy and is not to be considered a part of the proxy-soliciting material.

Stockholders may also request a free copy of our Form 10-K for the year ended December 31, 2014 by writing to Corporate Secretary, Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612. Alternatively, stockholders may access our 2014 Form 10-K on the Company's website located at www.impaccompanies.com. We will also furnish any exhibit to our 2014 Form 10-K if specifically requested.

Voting Requirements & Procedures

Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Meeting only if you are present in person at the Meeting or your shares are represented by proxy. Even if you plan to attend the Meeting, we urge you to vote by proxy in advance. You may vote your shares when you view the proxy materials on the Internet following the instructions in the Notice of Internet Availability, or if you request a paper copy of the proxy materials as instructed on the Notice of Internet Availability, by using one of the following three methods: (1) you may vote by mail, by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided; (2) you may direct your vote electronically by accessing the website located at www.cesvote.com and following the on-screen instructions; or (3) you may vote by calling the toll-free number listed on your proxy card. Please have your Notice of Internet Availability or proxy card in hand when going online or calling. If you instruct the voting of your shares electronically or telephonically, you do not need to return your proxy card.

If you hold your shares beneficially in "street name" through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by telephone or the Internet as well as by mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your broker, bank or other nominee. If you are a stockholder who owns shares through a broker and you intend to vote at the Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the Meeting.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on April 24, 2015 (the "Record Date") will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting. There were 10,184,886 shares of common stock, $0.01 par value per share, outstanding as of the Record Date. Each share of our common stock is entitled to one vote and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the Meeting. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. Stockholders may not cumulate their votes.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:

  (1)
  FOR the nominees to our Board of Directors;

  (2)
  FOR the approval of an amendment to the Company's 2010 Omnibus Incentive Plan to increase the number of shares of common stock subject to the plan by 300,000 shares; and

  (3)
  FOR the ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015.

Representatives of our transfer agent will assist us in the tabulation of the votes.

Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote.

A broker "non-vote" is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in "street name" for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

Refer to each proposal for a discussion of the effect of abstentions and broker non-votes.

Revocability of Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Impac Mortgage Holdings, Inc. in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Meeting and voting in person.

Interest of Executive Officers and Directors

None of the Company's executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except to the extent that the executive officers and directors are eligible to receive awards under the 2010 Omnibus Incentive Plan and, with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.

Householding

"Householding" is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be "householding" materials to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, "householding" will not apply to your shares.

Postponement or Adjournment of Meeting

If a quorum is not present or represented, our bylaws permit the stockholders entitled to vote at the Meeting, present in person or represented by proxy, to adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Meeting.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our directors are elected annually to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualify. Accordingly, a Board of six directors is to be elected at the Meeting, all of whom have been recommended for nomination by the members of the Corporate Governance and Nomination Committee of the Board. Our charter and bylaws currently provide for a variable number of directors with a range of between one and fifteen members. The size of our Board of Directors is set at six. No proxy may vote for more than six nominees for director.

Unless otherwise directed by stockholders within the limits set forth in the bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees, all of whom are now members of and constitute our Board of Directors, Joseph R. Tomkinson, William S. Ashmore, James Walsh, Frank P. Filipps, Stephan R. Peers and Leigh J. Abrams. We have been advised that all of the nominees have indicated their availability and willingness to serve if elected. If elected, each such nominee will serve for a term expiring at our annual meeting of stockholders in 2016. You can find information about Messrs. Tomkinson, Ashmore, Walsh, Filipps, Peers and Abrams below under the section "Board of Directors and Executive Officers."

In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee, will vote for a substitute nominee in the exercise of their best judgment or the Board may determine to reduce the size of the Board.

Vote Required

You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. In order to elect a nominee, the affirmative vote of a plurality of all of the votes cast at the Meeting is necessary for the election of the nominee for director assuming a quorum is present. "Plurality" means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in "street name" and you do not instruct your broker how to vote in the election of directors a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.

 PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO 2010 OMNIBUS INCENTIVE PLAN
TO INCREASE THE SHARES SUBJECT TO THE PLAN BY 300,000 SHARES

On April 28, 2015, our Board of Directors approved an amendment to the Company's 2010 Omnibus Incentive Plan, as amended (the "2010 Plan"), subject to stockholder approval, to increase the number of shares available under the Plan by 300,000 shares. As of April 24, 2015, there were 962,227 outstanding shares underlying options and 75,500 deferred stock units, which are counted two times against the share reserve, and the total number of shares of common stock available for future awards under the 2010 Plan was 73,068 shares, which the Board believes is inadequate for the purpose of providing future equity incentives. Of the outstanding options, 36,071 are exercisable at $0.53 per share, 114,000 are exercisable at $2.73 per share, 46,072 are exercisable at $2.80 per share, 355,250 are exercisable at $5.39 per share, 5,000 are exercisable at $6.81 per share, 35,000 are exercisable at $10.00 per share, 178,000 are exercisable at $10.65 per share and 192,834 are exercisable at $13.81 per share.

The 2010 Plan addresses the development of innovative compensation practices involving several alternative forms of equity-based incentives by permitting the grant of stock appreciation rights, restricted stock units, performance shares and other stock- and cash-based incentive awards. The Board believes the 2010 Plan provides the Company with a flexible and dynamic long-term incentive compensation structure and is in the best interests of the Company. This amendment is designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to our officers, employees, non-employee directors and other key persons and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee.

In approving the amendment to the 2010 Plan that is the subject of this Proposal 2, the Board noted the number of shares currently available under the 2010 Plan, the number of shares available under the 2010 Plan upon its adoption in 2010, and the increase in the number of shares available under the 2010 Plan approved by stockholders in 2012, 2013 and 2014. The Company did not engage a consultant to assist in the determination of the proposed increase in the number of shares available under the 2010 Plan in this Proposal 2.

Certain material features of the plan are discussed below, however, the description is subject to, and qualified by the full text of the 2010 Plan attached as Appendix A, and is incorporated herein by reference, which includes the proposed amendment to Section 4.01 as underlined. The closing price for our common stock on April 24, 2015, as reported on the NYSE MKT, was $19.20 per share. If this proposal is approved, we anticipate filing a Form S-8 registration statement with the SEC shortly after the annual meeting to register the additional shares.

Administration

The 2010 Plan is administered by the Compensation Committee of the Company's Board of Directors, with participation and approval of the Board of Directors. The Committee has the authority to determine, within the limits of the express provisions of the 2010 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Committee generally has discretion to delegate its authority under the 2010 Plan to another committee of the Board or a subcommittee, or to such other party or parties, including officers of the Company, as the Committee deems appropriate. In addition, the Board of Directors may exercise any of the powers and authority of the Committee.

Types of Awards

Awards under the 2010 Plan may include incentive stock options, nonqualified stock options, stock appreciation rights ("SARs"), restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

Stock Options.    The Committee may grant to a participant options to purchase Company common stock that qualify as incentive stock options ("incentive stock options") for purposes of Section 422 of the Internal Revenue Code (the "Code"), options that do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee.

The exercise price for stock options are determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company's common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted.

Stock options must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years. The 2010 Plan provides for earlier termination of stock options upon the participant's termination of service, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

At the Committee's discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of the Company's common stock held by the participant or in any other form of consideration acceptable to the Committee (including one or more forms of "cashless" or "net" exercise). The holder is responsible for the payment and withholdings of any federal, state, or local taxes that may arise in connection with the exercise of stock options.

Stock Appreciation Rights.    The Committee may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised.

The exercise price for a SAR will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company's common stock on the date when the SAR is granted. Upon exercise of a SAR, payment may be made in cash, shares of the Company's common stock held by the participant or in any other form of consideration acceptable to the Committee (including one or more forms of "cashless" exercise). SARs must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant.

Restricted Shares and Restricted Units.    The Committee may award to a participant shares of common stock subject to specified restrictions ("restricted shares"). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

The Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives ("restricted units"). The terms and conditions of restricted share and restricted unit awards are determined by the Committee.

For participants who are subject to Section 162(m) of the Code, as further described under "Tax Deductibility of Certain Performance-Based Awards Under the 2010 Plan," the performance targets described in the preceding two paragraphs may be established by the Committee, in its discretion, based on one or more of the following measures (the "Performance Goals"):

  •
  operating income
  •
  operating profit (earnings from continuing operations before interest and taxes)
  •
  earnings per share
  •
  return on investment or working capital
  •
  return on stockholders' equity
  •
  economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital)
  •
  Adjusted Net Earnings (as defined below)
  •
  Net earnings (loss) attributable to common stockholders
  •
  stock price

"Adjusted Net Earnings" means net earnings (loss) attributable to common stockholders as reported in the Company's periodic reports filed with the Securities and Exchange Commission, provided that such amount shall be adjusted by reversing the following, to the extent such adjustments were made in calculating such net earnings (loss) attributable to common stockholders:

  (a)
  any accrual already made with respect to the annual bonus, special bonus, or incentive bonus applicable to such person;
  (b)
  any adjustment relating to change in fair value of net trust assets;
  (c)
  any adjustment relating to change in fair value of long-term debt;
  (d)
  any adjustment relating to noncash level yield long-term debt;
  (e)
  any charge relating to amortization of deferred charges; and
  (f)
  any adjustment relating to the following items within earnings of discontinued operations: (1) lower of cost or market and (2) repurchase liability provision.

The Performance Goals may be measured with respect to the Company or any one or more of its subsidiaries, divisions, units or affiliates, either in absolute terms or as compared to another company or companies, or an index established or designated by the Committee. The above terms will have the same meaning as in the Company's financial statements, or if the terms are not used in the Company's financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

Stockholders are not being asked to reapprove the above Performance Goals at the Meeting. As a result, any awards based upon such Performance Goals will not be considered to be performance-based for purposes of Section 162(m) of the Code after the date of the Meeting. Since the adoption of the 2010 Plan, the Committee has not granted any awards based upon such Performance Goals.

Performance Awards.    The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the Committee.

Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets will be established, in the Committee's discretion, based on one or more of the Performance Goals described under the section titled "Restricted Shares and Restricted Units." To the extent that a participant is not subject to Section 162(m) of the Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, at its discretion, may adjust the performance targets or the amount or value of the performance award.

Other Stock-Based Awards.    The Committee may grant equity-based or equity-related awards, referred to as "other stock-based awards," other than options, SARs, restricted shares, restricted units, or performance awards. The terms and conditions of each other stock-based award will be determined by the Committee. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Committee.

Cash-Based Incentive Awards.    The Committee may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The terms and conditions of each cash-based award will be determined by the Committee. The following material terms will be applicable to performance-based cash awards granted to covered executives subject to Section 162(m):

  •
  The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Committee to be subject to Section 162(m) of the Code (the "covered employees").
  •
  The targets for annual incentive payments to covered employees will consist only of one or more of the Performance Goals discussed under the section titled "Restricted Shares and Restricted Units "above.
  •
  In administering the incentive program and determining incentive awards, the Committee will not have the flexibility to pay a covered employee more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Committee will have the flexibility, based on its business judgment, to reduce this amount.
  •
  The cash incentive compensation feature of the 2010 Plan does not preclude the Board or the Committee from approving other incentive compensation arrangements for covered employees.

Dividend Equivalents.    The Committee may provide for the payment of dividends or dividend equivalents with respect to any shares of common stock subject to an award under the 2010 Plan.

Eligibility and Limitation on Awards

The Committee may grant awards to any employee, director, consultant or other person providing services to the Company or its affiliates. It is presently contemplated that approximately 300 persons will be eligible to receive awards.

The maximum awards that can be granted under the 2010 Plan to a single participant in any calendar year will be 450,000 shares of common stock, whether in the form of options, SARs, restricted shares, restricted units, performance unit or share awards and other stock-based awards, and $5,000,000 in the form of cash-based incentive awards. These amount limitations are solely for purposes of Section 162(m) of the Code as further discussed below under "Federal Income Tax Consequences" and are not indicative of the award amounts that would be granted to any participant.

Future Awards under the 2010 Plan

Because future awards under the 2010 Plan is within the discretion of the Compensation Committee, the Company cannot determine the type, dollar value, number, participant, or other terms that will in the future be received by or allocated to any participant in the 2010 Plan. Information regarding our recent practices with respect to stock-based compensation is presented in "Board of Directors and Executive Officers" and "Executive Compensation" including the "Summary Compensation Table" and these related tables: "Option Grants During 2014," "Outstanding Equity Awards at December 31, 2014," and in "Compensation of Board Members" and elsewhere in this Proxy Statement, and in our financial statements for the fiscal year ended December 31, 2014 in the Annual Report that accompanies this Proxy Statement.

While the Company does not have a specific intention for the use of the currently reserved or additional proposed shares of common stock available for grants under the 2010 Plan, the Compensation Committee in its discretion, and consistent with the Company's overall compensation program as described in the Proxy Statement, from time to time makes awards to employees, directors, consultants and other persons providing services to the Company and its affiliates, and the Board has considered the past grants of awards in adopting the proposed increase. In 2012, 2013 and 2014, the Company made option awards representing a total of 269,500, 255,000 and 409,250 shares, respectively, and DSU awards representing a total of approximately 18,000, 30,000 and 3,750 shares, respectively. The average rate at which shares were granted over the past three years as a percentage of average shares outstanding in those same years was 4.0%. On that basis, the total number of shares available for grant following the proposed increase is consistent with prior years' practices and would meet the Company's needs for approximately one year.

Shares Subject to the 2010 Plan

The Board of Directors has reviewed the shares currently available under the 2010 Plan and has determined that it is appropriate to increase the maximum number of shares authorized for issuance under the 2010 Plan. As of April 24, 2015, the awards granted and the shares reserved under the 2010 Plan are as follows:

  •
  962,227 shares underlying outstanding options, which amount consists of (i) 926,156 options that were granted under the 2010 Plan, and (ii) 36,071 options that were outstanding under prior plans and assumed by the 2010 Plan upon its effectiveness (the "Assumed Options"); to the extent any of the Assumed Options are forfeited or canceled, shares of common stock underlying those options will not be available for new grants under the 2010 Plan;
  •
  75,750 shares of deferred stock units that have not otherwise been forfeited, cancelled or vested were outstanding under the 2010 Plan, which amount represents 151,500 shares charged against the number of shares available for the grant of awards under the 2010 Plan; shares of common stock awarded as restricted shares, restricted units, performance awards or other-stock-based awards will be charged as two shares against the number of shares of common stock available for the grant of awards under the 2010 Plan; and
  •
  73,068 shares reserved for issuance under the 2010 Plan.

As of April 24, 2015, the total number of shares of common stock available for awards under the 2010 Plan is 73,068, which the Board believes is inadequate for the purpose of providing future equity incentives. The Board has determined that increasing the amount of shares of common stock issuable under the 2010 Plan is necessary in order to be able to grant additional equity awards to continue to attract, retain and motivate key employees. As a result, the Board is asking the stockholders to approve the amendment to the 2010 Plan to increase the number of shares available under the 2010 Plan by 300,000 shares.

With respect to awards made under the 2010 Plan (excluding Assumed Options), shares of common stock underlying awards that are forfeited or canceled (as a result, for example, of the lapse of an option or a forfeiture of restricted stock) will be available for additional grants under the 2010 Plan. Shares to be issued or purchased under the 2010 Plan will be authorized but unissued shares of common stock.

Anti-Dilution Protection

In the event of any corporate event or transaction that results in a change in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Committee is empowered to make such equitable adjustments with respect to awards or any provisions of the 2010 Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the 2010 Plan, the number of shares of common stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

Dilution Analysis

As of April 24, 2015, the Company had outstanding 10,184,886 shares of common stock. If the 300,000 share increase in the number of shares available for issuance under the 2010 Plan is approved by stockholders as requested, approximately 373,068 shares will be available for issuance under the 2010 Plan. The requested increase represents approximately 2.9% of the issued and outstanding shares of the Company. The total number of shares available for future issuance under the 2010 Plan and the total amount available including shares underlying outstanding awards would be approximately 3.7% and 13.1%, respectively, of the issued and outstanding shares of the Company.

The percentage of the issued and outstanding shares of the Company that will be available for award grants under the 2010 Plan following the proposed increase is consistent with the corresponding percentages at the time of the initial approval of the 2010 Plan and its amendments in 2012, 2013 and 2014. Stockholders initially approved the 2010 Plan in July 2010, authorizing 450,000 shares, representing approximately 5.8% of the then issued and outstanding shares of the Company. In 2012, 2013 and 2014 stockholders approved an increase of 250,000, 300,000 and 300,000 in the number of shares then available under the 2010 Plan, respectively. The number of shares available under the 2010 Plan prior to the 2012, 2013 and 2014 increases was 57,569, 21,033 and 113,579 shares. Following the 2012, 2013 and 2014 increases, the 307,569, 321,033 and 413,579 shares available for future issuance under the 2010 Plan represented approximately 3.9%, 3.7% and 4.4%, respectively, of the then issued and outstanding shares of the Company and the total amount available including shares underlying outstanding awards represented approximately 18.7%, 10.6% and 12.3%, respectively, of the then issued and outstanding shares of the Company.

The inclusion of this information in this Proxy Statement should not be regarded as an indication that the assumptions used to determine the number of shares will be predictive of actual future equity grants. These assumptions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics with respect to certain equity-based awards, the extent of option exercise activity, and others described in our Form 10-K for the year ended December 31, 2013.

Amendment and Termination

The Board of Directors may at any time amend or terminate the 2010 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the 2010 Plan without the consent of the recipient. No awards may be made under the 2010 Plan after the tenth anniversary of its effective date. The Company's tax deduction benefit from certain provisions of the 2010 Plan relating to performance-based awards under Section 162(m) of the Code will no longer be available if the performance criteria set forth in the 2010 Plan are not reapproved by our stockholders at our 2015 annual meeting. Stockholders are not being asked to reapprove such performance criteria at the Meeting.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and exercise of awards under the 2010 Plan are as described below. The following information is only a summary of the tax consequences of the awards, and participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options.    A participant who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the participant disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the exercise of the option (the required statutory "holding period"), (a) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Also in that case, the Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder's income for alternative minimum tax purposes.

Nonqualified Stock Options.    A participant who is granted a nonqualified stock option under the 2010 Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares.

The Company generally will be entitled to a tax deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the participant as ordinary income.

Stock Appreciation Rights.    A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company's common stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Restricted Shares.    A participant will not be taxed at the date of an award of restricted shares but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the participant within 30 days after transfer of such restricted shares to the participant elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Units.    A participant will normally not recognize taxable income upon an award of restricted units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and the Company will be entitled to a deduction in the same amount.

Performance Awards, Other Stock-Based Awards and Cash-Based Awards.    Normally, a participant will not recognize taxable income upon the grant of performance awards, other stock-based awards and cash-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

Tax Deductibility of Certain Performance-Based Awards Under the 2010 Plan.    Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any "covered employee" in excess of $1 million. For purposes of Section 162(m), the term "covered employee" includes the Company's chief executive officer and the three other most highly compensated executive officers (other than the Company's principal financial officer) who are required to be disclosed in the Company's proxy statement as a "named executive officer" based on the amount of their total compensation. Certain compensation, including compensation paid based on the achievement of pre-established performance goals, is excluded from this deduction limit if the material terms under which the compensation is to be paid, including the performance goals to be used, are approved by our stockholders. Any taxable income from the exercise of stock options granted to covered employees under the 2010 Plan is expected to be performance-based compensation, which may be deducted by the Company for federal income tax purposes without regard to the Section 162(m) limitation. However, income from other types of awards under the 2010 Plan will not be excluded from the Section 162(m) limitation, either because the awards are not based or attaining Performance Goals or because the Performance Goals in the 2010 Plan are not being reapproved at the Meeting.

Effective Date

The 2010 Plan initially became effective on July 20, 2010.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. Approval of the amendment to the 2010 Plan will require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the approval of the 2010 Plan. Abstentions will have the same effect as votes against this proposal and broker non-votes will not be counted as shares entitled to vote and will have no effect on the result of the vote, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. If the stockholders do not approve the amendment to the 2010 Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
APPROVAL TO AMEND THE 2010 PLAN

 PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended the reappointment of Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. Squar Milner became our auditors in 2008. The Company anticipates, and has experienced, costs savings in connection with its engagement of Squar Milner compared to previous auditor engagements. The stockholders are being requested to ratify the reappointment of Squar Milner at the Annual Meeting. If the selection is not ratified, it is contemplated that the appointment of Squar Milner for 2015 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of Squar Milner will attend the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to us by Squar Milner for the years ended December 31, 2014 and 2013.

	For the Year Ended December 31,
	2014	2013
Audit fees	$723,600	$750,600
Audit-related fees (1)	32,400	32,400
Tax fees (2)	3,657	16,165
All other fees (3)	19,980	20,000

Total	$779,637	$819,165

(1)
Audit-related fees include fees for an examination under section 1122 of Regulation AB for loan servicing as well as a separate examination of certain requirements of our master servicing policies and procedures.
(2)
Tax fees relate to tax planning and consultation services.
(3)
All other fees relate to non-tax related advisory and consulting services.

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members of the Audit Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. In pre-approving the services in

2014 and 2013 under audit related fees, tax fees or all other fees, the Audit Committee did not rely on the de minimis exception to the SEC pre-approval requirements.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our accounting functions and internal control over financial reporting. The Audit Committee is currently comprised of four directors. The Audit Committee operates under a written audit committee charter, which was amended and restated by the Board of Directors on February 7, 2012.

Management is responsible for our internal control over financial reporting and financial reporting process. Squar, Milner, Peterson, Miranda & Williamson, LLP, or Squar Milner, the independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements, as well as the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue separate reports thereon. The Audit Committee's responsibility is to monitor and oversee these management processes and related independent audits.

In connection with these responsibilities, the Audit Committee met with management and Squar Milner to review and discuss the December 31, 2014 financial statements. The Audit Committee also discussed with Squar Milner the matters required by Statement on Auditing Standards ("SAS") No. 61 (Communication with Audit Committees) as may be modified or supplemented.

In addition, the Audit Committee also received written disclosures and the letter from Squar Milner required by applicable requirements of the Public Company Accounting Oversight Board regarding Squar Milner's communications with the Audit Committee concerning independence, and has discussed with Squar Milner their independence from the Company.

Based on the Audit Committee's discussions with management, review of Squar Milner's letter and discussions with Squar Milner, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

Audit Committee
Frank P. Filipps Leigh J. Abrams Stephan R. Peers James Walsh

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes cast at the Meeting at which a quorum is present is required to ratify the appointment of Squar Milner as the Company's independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the appointment of Squar Milner as the Company's independent registered public accounting firm.

Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY
THE REAPPOINTMENT OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP.

 BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

NAME	AGE	POSITION
Joseph R. Tomkinson	67	Chairman of the Board and Chief Executive Officer
William S. Ashmore	65	President and Director
James Walsh	65	Director
Frank P. Filipps	67	Director
Stephan R. Peers	62	Director
Leigh J. Abrams	72	Director

Joseph R. Tomkinson has been Chairman of the Board since April 1998 and Chief Executive Officer and a Director of the Company since its formation in August 1995. Mr. Tomkinson was also an officer and director of a real estate investment trust investing in commercial mortgage assets and a specialty finance company until its sale. Mr. Tomkinson brings over 35 years of combined experience in real estate, real estate financing and mortgage banking. The Company believes that Mr. Tomkinson's financial and business expertise, including his past senior executive positions and operating experience with real estate and finance companies, give him the qualifications and skills to serve as a director.

William S. Ashmore has been President of the Company since August 1995 and a Director since July 1997. Mr. Ashmore also served as the Chief Operating Officer from August 1995 to May 2006. Mr. Ashmore has over 35 years of combined experience in real estate, asset liability management, risk management, and mortgage banking. Mr. Ashmore received a B.S. degree in Psychology from the University of California at Los Angeles in 1971 and a Master's degree in Social Psychology from California State University at Northridge in 1974. The Company believes that Mr. Ashmore's real estate, financial and business expertise give him the qualifications and skills to serve as a director.

James Walsh has been a Director of IMH since August 1995. Since January 2000, he has been Managing Director of Sherwood Trading and Consulting Corporation. The Company believes that Mr. Walsh's financial and business expertise, including his past senior executive positions and operating experience with large, complex organizations give him the qualifications and skills to serve as a director.

Frank P. Filipps has been a Director of IMH since August 1995. From April 2005 to July 2008, Mr. Filipps was Chairman and Chief Executive Officer of Clayton Holdings, Inc., a mortgage services company. From June 1999 to April 2005, Mr. Filipps was Chairman and Chief Executive Officer of Radian Group, Inc. (NYSE: RDN) and its principal subsidiary, Radian Guaranty, Inc., which were formed through a merger of Amerin and Commonwealth Mortgage Assurance Company. Mr. Filipps has been a director of Orchid Island Capital (NYSE: ORC), a specialty finance company that invests in residential mortgage-backed securities, since February 2013 and was a director of Primus Guaranty, Ltd. (NYSE: PRS), a holding company primarily engaged in selling credit protection against investment grade credit obligations of corporate and sovereign entities, from September 2004 to December 2014, and a director of Fortegra Financial Corp (NYSE: FRF), an insurance services company, from December 2010 to December 2014. Mr. Filipps received a B.A. in Economics in 1969 from Rutgers University and a Master's degree in Corporate Finance and International Business in 1972 from New York University. The Company believes that Mr. Filipps's financial and business expertise, including a diversified background of managing companies and his past senior executive positions and operating experience with real estate-related and mortgage services companies, give him the qualifications and skills to serve as a director.

Stephan R. Peers has been a Director of IMH since October 1995. Since January 2005, Mr. Peers has been an independent financial advisor. From September 2001 to January 2005, Mr. Peers was a Managing Director of Sandler O'Neill & Partners, LP practicing corporate finance covering financial institutions. Mr. Peers received a B.S. in Civil Engineering from Manhattan College in 1974, a M.S. in Industrial Engineering from Stanford University in 1975 and an M.B.A. from Stanford University in 1979. The Company believes that Mr. Peers' financial and business expertise, including his past senior executive positions and operating experience with corporate finance companies, give him the qualifications and skills to serve as a director.

Leigh J. Abrams has been a Director of IMH since April 2001 and lead independent director since June 2004. Mr. Abrams is currently Chairman Emeritus of Drew Industries Incorporated (NYSE: DW), which manufactures a wide variety of components for recreational vehicles and manufactured homes, and was the Chairman of the Board from January 2009 until May 2014. Prior to that, since August 1979, Mr. Abrams previously served as the President and Chief Executive Officer of Drew, from which positions he resigned in May 2008 and December 2008, respectively, to become Chairman of the Board of Drew. Mr. Abrams has served as a director of Drew Industries since August 1979. Mr. Abrams, a CPA, has over 35 years of experience in corporate finance, mergers and acquisitions, and operations. Mr. Abrams received a B.A in Accounting from Baruch College in 1964 and is a C.P.A. The Company believes that Mr. Abrams' financial and business expertise, including his past senior executive positions and operating experience with large, complex organizations, give him the qualifications and skills to serve as a director.

Executive Officers

The following table provides certain information regarding the executive officers of IMH, but who do not serve as directors of IMH:

NAME	AGE	POSITION
Todd R. Taylor	50	Executive Vice President and Chief Financial Officer
Ronald M. Morrison	64	General Counsel, Executive Vice President and Secretary

Todd R. Taylor has had the position of Chief Financial Officer and Executive Vice President since November 2008. From February 2008 until November 2008, Mr. Taylor had the position of Interim Chief Financial Officer. Mr. Taylor joined IMH in October 2004 as the Senior Vice President, Controller and served in this position until he was promoted to Senior Vice President and Director of Accounting in June 2006. Mr. Taylor served as the Senior Vice President and Director of Accounting until October 2007 when he was promoted to Chief Accounting Officer in October 2007 in which he served until he was appointed to the Interim Chief Financial Officer in February 2008. Prior to joining IMH, Mr. Taylor served as the Chief Financial Officer and Secretary for Primal Solutions, Inc. from August 2003 until October 2004. Mr. Taylor earned his B.A. degree in Business from California State University at Fullerton and is a certified public accountant.

Ronald M. Morrison became General Counsel in July 1998 and was promoted to Executive Vice President in August 2001. In July 1998 he was also elected Secretary of IMH and in August 1998 he was elected Secretary of our mortgage operations and our warehouse lending operations. Mr. Morrison received his B.A. degree in History in 1973 from the University of California Los Angeles and his Juris Doctor degree in 1976 from Pepperdine University.

Family Relationships

There are no family relationships between any of the directors or executive officers of IMH.

Corporate Governance and Board Matters

Vacancies

All directors are elected at each annual meeting of stockholders for a term of one year and hold office until their successors are elected and qualify. Any vacancy on the Board of Directors for any cause, other than an increase in the number of directors, may be filled by a majority vote of the remaining directors, although such majority is less than a quorum. Replacements for vacancies occurring among the unaffiliated directors will be elected by a majority vote of the remaining directors, including a majority of the unaffiliated directors. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.

Board Member Independence

We are listed on the NYSE MKT and accordingly, we have applied the listing standards of the NYSE MKT in determining the "independence" of the members of our Board of Directors. Based the listing standards of the NYSE MKT and after reviewing the relationships with members of our Board, our Board of Directors has determined, with the assistance of the Corporate Governance and Nomination Committee, that James Walsh, Frank P. Filipps, Stephan R. Peers and Leigh J. Abrams as independent members of the Board of Directors. The Governance and Nomination Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Governance and Nomination Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company's on-going compliance with the independence standards of the NYSE MKT.

Attendance at Board and Committee Meetings

Our Board of Directors met 16 times during 2014. Each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by those committees of the Board of Directors on which such director served.

We encourage all directors to attend the annual meeting of stockholders. In 2014, all of our directors attended the annual meeting of stockholders.

Committees and Corporate Governance

The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Corporate Governance and Nomination Committee. Each of these committees has a written charter approved by our Board of Directors. The members of the committees and a description of the principal responsibilities of each committee are described below.

Our Board of Directors has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications, director responsibilities, committees of the Board, director access to officers and employees, director compensation, evaluation of the CEO, annual performance evaluation and management succession. The Board of Directors has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that continuity of service and the past contributions of the Board members who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to IMH's governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.

A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at www.impaccompanies.com by clicking "Stockholder Relations" and then "Governance Documents," and is available in print upon request to the Secretary of Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612.

The Audit Committee

The Audit Committee of the Board of Directors consists of four directors, all of whom are independent pursuant to the Director Independence Standards of the NYSE MKT and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Frank P. Filipps, who serves as the chairman, Leigh J. Abrams, Stephan R. Peers and James Walsh. The Board of Directors has determined that Frank P. Filipps qualifies as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). During 2014, the Audit Committee met 10 times.

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to: (i) the integrity of the Company's financial statements and financial reporting process and its system of internal accounting and financial controls, (ii) the performance of the independent auditors, which would include an evaluation of the independent auditor's qualifications and independence, (iii) the Company's compliance with legal and regulatory requirements, including disclosure controls and procedures, and (iv) the preparation of an Audit Committee report to be included in the Company's annual proxy statement. The Audit Committee is authorized to retain independent legal, accounting or other advisors.

The Compensation Committee

The Compensation Committee is responsible for (1) recommending to our Board of Directors the cash and non-cash compensation of our executive officers as defined in the rules promulgated under Section 16 of the Exchange Act, (2) evaluating the performance of our executive officers, (3) recommending to our Board of Directors the cash and non-cash compensation policies for our non-employee directors, (4) making recommendations to our Board of Directors with respect to incentive compensation and equity-based plans that are subject to Board approval, (5) recommending to the Board of Directors on whether the compensation discussion and analysis should be included in the proxy or Form 10-K, and (6) assisting our Board of Directors in evaluating potential candidates for executive officer positions with the Company. The Committee may consult with the Chief Executive Officer in determining the executive compensation for any executive officer other than the Chief Executive Officer. The Compensation Committee is authorized to retain or to obtain the advice of independent counsel or other advisors. The Compensation Committee consists of James Walsh (Chairman), Leigh J. Abrams and Stephan R. Peers. The Compensation Committee met two times during 2014.

The Corporate Governance and Nomination Committee

The Corporate Governance and Nomination Committee assists the Board of Directors in (1) identifying qualified individuals to become members of the Board of Directors, (2) determining the composition of the Board of Directors and its committees, (3) selecting the director nominees for the next annual meeting of stockholders, (4) monitoring a process to assess board, committee and management effectiveness, (5) aiding and monitoring management succession planning and (6) developing, implementing and monitoring policies and processes related to our corporate governance. The Committee has the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors. The Corporate Governance and

Nomination Committee consists of Stephan R. Peers (Chairman) and James Walsh. The committee met one time during 2014.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board of Directors believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the Company's Chief Executive Officer serve as Chairman is in the best interest of the Company's stockholders at this time. This structure makes the best use of the Chief Executive Officer's extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company's management and the Board.

Leigh J. Abrams serves as the Company's Lead Independent Director. The Lead Independent Director advises the Chairman of the Board or otherwise undertakes the following:

  (a)
  assesses the quality, quantity and timeliness of the flow of information from management as necessary for the independent directors to perform their duties effectively and responsibly, including requesting that certain material be included in materials prepared for the Board by management; and

  (b)
  moderates executive sessions of the Board's independent directors and acts as a liaison between the independent directors and the Chairman of the Board and/or Chief Executive Officer on appropriate issues.

Risk Management

The Company faces a variety of operational and market risks, including interest rate risk, credit risk, liquidity risk and prepayment risk. The Board of Directors believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or Audit Committee, (3) implement appropriate and responsive risk management strategies consistent with Company's risk profile, and (4) integrate risk management into Company decision-making.

The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee discusses with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The Audit Committee also reviews the significant reports to management, including assessment of the Company's risk management processes and systems of internal controls.

The Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company's corporate strategy and day-to-day business operations. The Board of Directors also continually works, with the input of the Company's executive officers, to assess and analyze the most likely areas of future risk for the Company.

The Director Nomination Process.

The Governance and Nomination Committee considers nominees from all sources, including stockholders. The Committee has the authority to lead the search for individuals qualified to become members of the Company's Board of Directors and to select or recommend to the Board of Directors director nominees to be presented for stockholder approval. The committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

The board of directors will consist of a majority of directors who (i) qualify as "independent" directors within the meaning of the listing standards of the NYSE MKT, as the same may be amended from time to time; (ii) meet the applicable requirements to be "unaffiliated" as defined in the Company's Bylaws, as may be amended from time to time; and (iii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the board may deem appropriate, including overall skills and experience.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board of Directors is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Corporate Governance and Nomination Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Governance and Nomination Committee will recommend to the Board nominees as appropriate based on these principles.

Director Nominees by Stockholders.    Director nominees provided by stockholders to the Corporate Governance and Nomination Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. When making a recommendation for a Board nominee to be evaluated by the Committee, stockholders should include all information about the candidate that is required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The written recommendation should be sent to the Secretary of the Company accompanied by the candidate's written consent to be named in a proxy statement as a nominee, if recommended by the Committee and nominated by the Board, and to serve as a director if appointed or elected. Additional information about the candidate may be requested by the Committee from time to time, either from the recommended person or from the recommending shareholder.

Submission for Consideration at Annual Meeting.    The Company's bylaws provide that stockholders may nominate directors for consideration at an annual meeting provided they comply with the notice procedures set forth in the bylaws, which are further described in this proxy statement under "Stockholder Proposals—Proposals to be Submitted for Annual Meeting" and "Mailing Instructions." The stockholder nominating a director must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's nomination will be deemed timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Secretary not later than the close of business on the 10th day following the day on which public announcement is first made by us. Any notice shall include the information regarding the stockholder making the nomination and the nominee as required by the Company's bylaws. Nominations made by stockholders in this manner are eligible to be presented by the stockholder at the meeting, but such nominees will not have been considered by the Nominating Committee as a nominee to be potentially supported by the Company.

Code of Business Conduct and Ethics.

We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available in the corporate governance section of the stockholder relations page of our website located at www.impaccompanies.com and in print upon request to the Secretary at Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California, 92612. If we make amendments to the code of ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.

Stockholder Communication with Our Board of Directors.

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Ronald M. Morrison, Secretary, Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612, by telephone at (949) 475-3942 or by email to rmorrison@impaccompanies.com specifying whether the communication is directed to the entire board or to a particular director. Stockholder letters are screened, which includes filtering out improper or irrelevant topics.

Compensation of Board Members

The compensation of the Company's non-employee directors is described below.

Board Fees.    The Company's non-employee directors are paid the following fees: (i) an annual fee of $40,000; (ii) a meeting fee of $2,500; (iii) for services on the Audit Committee, the Compensation Committee and the Corporate Governance Committee, fees of $2,500, $1,000 and $1,000, respectively, per meeting; (iv) an annual fee payable to the chairperson of each of the Audit Committee, the Compensation Committee and the Corporate Governance Committee of $20,000, $5,000 and $5,000, respectively; and (v) an annual fee payable to the lead independent director of $10,000.

Equity Awards.    Non-employee directors typically receive an annual equity award of options to purchase shares of the Company's common stock (the "Director Stock Options"), or instead, at the election of the individual director, a number of shares of restricted Company common stock equal in value to the number of Director Stock Options (based on the binomial value of the Director Stock Options) not taken by such director. No dividend equivalent rights will be issued with respect to the Director Stock Options granted, although the existing dividend equivalent rights on prior option grants continue to be retained.

Special Services.    From time to time, the Company's non-employee directors may be asked to engage in special director services, whether or not a committee of the Board has been formed for such purpose. Such services have included and may include strategic reviews, strategic transaction oversight, independent major litigation oversight and like matters involving substantially greater commitments of time from the relevant directors. In such circumstances, the directors engaged in such efforts may receive additional fees for the duration of such service. Fees related to a special committee may be paid whether or not the matter concludes in a transaction or other specific result and may be adjusted upward or downward based on the amount of work required and any other criteria the committee and Board deem appropriate. During 2014, Jim Walsh and Stephan R. Peers each received $15,000 for serving on a special committee.

Set forth below is the compensation earned for our non-employee directors during 2014. Messrs. Tomkinson and Ashmore received no additional compensation for their services as directors.

 Director Compensation For 2014

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	Total ($)
James Walsh	$126,000.00	20,213	—	146,213
Frank P. Filipps	$123,000.00	—	20,175	143,175
Stephan R. Peers	$126,000.00	—	20,175	146,175
Leigh J. Abrams	$115,000.00	—	20,175	135,175

(1)
The amounts disclosed reflect the full grant date fair values in accordance with FASB ASC Topic 718. For assumptions used in calculation of the awards, see "Note 19—Share Based Payments and Employee Benefit Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.
(2)
On July 22, 2014, James Walsh was granted 3,750 deferred stock units pursuant to the Non-Employee Director Deferred Stock Unit Award Program. The deferred stock units vest in three equal annual installments, commencing with the first anniversary of the date of grant, subject to the director's continued service on the board of directors. The settlement of the deferred stock units and distribution of shares are further described below. As of December 31, 2014, the following deferred stock units were outstanding:

Name	Vested DSUs	Unvested DSUs
James Walsh	14,500	8,750
Frank P. Filipps	14,500	5,000
Stephan R. Peers	14,500	5,000
Leigh J. Abrams	8,500	5,000

(3)
On July 22, 2014, each director, except James Walsh, was granted an option to purchase 7,500 shares of common stock with an exercise price of $5.39 per share. The options vest in three (3) equal annual installments beginning on the first anniversary of the date of grant. As of December 31, 2014, the directors held the following options:

Name	Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($)	Expiration Date
James Walsh	4,000	2.73	12/3/2020
Frank P. Filipps	6,000	2.73	12/3/2020
	7,500	5.39	7/22/2024
Stephan R. Peers	4,000	2.73	12/3/2020
	7,500	5.39	7/22/2024
Leigh J. Abrams	6,000	2.73	12/3/2020
	12,000	13.81	11/27/2022
	7,500	5.39	7/22/2024

Non-Employee Director Deferred Stock Unit Award Program

Effective December 1, 2010, the Company adopted the Non-Employee Director Deferred Stock Unit Award Program (the "DSU Program"). The DSU Program provides for the grant of deferred stock units ("DSUs") to non-employee directors pursuant to the 2010 Plan. Each DSU grant vests in substantially equal annual installments, commencing with the first anniversary of the date of grant, subject to the director's continued service on the board of directors. Upon vesting, the DSUs continue to be held in the director's stock account until payment becomes due. In the event a director is no longer a member of the board of directors prior to vesting, all DSUs that remain unvested terminate and are forfeited. Dividends and other distributions on DSUs are credited to the director's stock account as if such DSUs were actual shares of common stock issued and outstanding. No interest is credited on stock amounts. Dividends and distributions are converted, based on fair market value of the common stock, into DSUs and credited to the director's stock account. The board may, in its sole discretion, waive vesting and forfeiture of DSUs. In the event a change in control, all outstanding DSUs are deemed fully vested. Directors receive a distribution of stock within thirty (30) days after the date the director no longer serves on the board. The distribution will consist of one share of common stock for each DSU. Any shares of common stock issued are deemed issued under the 2010 Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents compensation earned by our executive officers for the years ended December 31, 2014 and 2013 (the "Named Executive Officers"). The compensation of Messrs. Tomkinson and Ashmore is based on each of their employment agreements, which are further described below under "Employment Agreements."

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation ($)(6)	Total ($)
Joseph R. Tomkinson	2014	600,000	200,000	(3)	207,515	—	(4)	14,400	1,021,915
Chairman of the Board and Chief Executive	2013	600,000	—		266,250	—	(4)	14,400	880,650
William S. Ashmore	2014	600,000	200,000	(3)	207,515	—	(4)	14,400	1,021,915
President	2013	600,000	—		266,250	—	(4)	14,400	880,650
Todd R. Taylor	2014	360,000	—		156,310	234,000	(5)	6,000	756,310
Chief Financial Officer	2013	357,500	—		234,300	221,000	(5)	6,000	818,800

(1)
The amounts disclosed reflect the full grant date fair values in accordance with FASB ASC Topic 718. For assumptions used in calculation of the option awards, see "Note 19—Share Based Payments and Employee Benefit Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014. See "Option Grants During 2014" below for a further description of the terms of the options.
(2)
Amounts set forth in this column are based on the terms of the incentive bonuses set forth in the employment agreements as described below under "Employment Agreements."
(3)
In 2014, the Board of Directors granted Mr. Tomkinson and Mr. Ashmore a one-time bonus for various actions taken over the past several years, including but not limited to the raising of operating funds, and the settlement of various lawsuits, as well as the negotiation and acquisition of CashCall Mortgage. Through April 2015, $54,545 has been paid to each of Mr. Tomkinson and Mr. Ashmore with $145,455 remaining owed to each of them.
(4)
Mr. Tomkinson's and Mr. Ashmore's annual incentive bonus is based on 7.5% of the Company's adjusted net earnings, subject to certain limitations. In 2014 and 2013, Mr. Tomkinson and Mr. Ashmore did not earn an annual incentive bonus. On March 17, 2014, Mr. Tomkinson agreed to waive $150,000 of his annual incentive bonus earned during the year ended December 31, 2012 pursuant to the terms of his employment agreement. On October 23, 2014, the Company agreed to pay Mr. Tomkinson $60,000 of the previously waived 2012 bonus amount. The total annual incentive bonus for 2012 earned by Mr. Tomkinson was $1,007,500, which was deferred for an indeterminate period of time in order to preserve working capital for the Company. Based on the waiver, the remaining amount due to Mr. Tomkinson for his 2012 annual incentive bonus is $129,500.

(5)
During 2014 and 2013, Mr. Taylor was eligible to receive a quarterly incentive bonus of up to 65% of his base salary based upon the achievement of mutually agreed management objectives.
(6)
Consists of an annual car allowance and a fringe benefit associated with an executive retention plan by which the Company pledges a portion of the collateral needed to finance premiums from a third party lender for life insurance policies in the amount of $6 million and $4 million for trusts of which the family members of Mr. Ashmore and Mr. Taylor, respectively, are the beneficiaries. As of December 31, 2014, the Company posted collateral of $438,000 and $154,000 for each trust, respectively. Each trust includes an irrevocable designation that upon the death of the insured executive that 10% of the proceeds are payable to the Company in consideration of the pledge of the Company's assets.

Option Grants During 2014

The following table presents option awards granted to the Named Executive Officers during the year ended December 31, 2014 pursuant to the Company's 2010 Omnibus Incentive Plan, as amended. All of the options expire on July 22, 2024 and vest annually in one-third increments beginning on the one year anniversary of the date of grant.

Name	Grant Date	Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($)
Joseph R. Tomkinson Chairman of the Board and Chief Executive Officer	7/22/2014	38,500	5.39
William S. Ashmore President	7/22/2014	38,500	5.39
Todd R. Taylor Chief Financial Officer	7/22/2014	29,000	5.39

Outstanding Equity Awards at December 31, 2014

The following table sets forth the outstanding stock options for each of our Named Executive Officers as of December 31, 2014.

OUTSTANDING OPTION AWARDS AT DECEMBER 31, 2014

	OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Joseph R. Tomkinson	94,339	—	0.53	6/9/2019
	48,000	—	2.73	12/3/2020
	29,250	—	13.81	11/27/2022
	8,334	16,666	10.65	7/23/2023
	—	38,500	5.39	7/22/2024
William S. Ashmore	16,000	—	2.73	12/3/2020
	29,250	—	13.81	11/27/2022
	8,334	16,666	10.65	7/23/2023
	—	38,500	5.39	7/22/2024
Todd R. Taylor	10,000	—	0.53	6/9/2019
	20,000	—	2.73	12/3/2020
	24,000	—	13.81	11/27/2022
	7,334	14,666	10.65	7/23/2023
	—	29,000	5.39	7/22/2024

Employment Agreements

Joseph R. Tomkinson and William S. Ashmore

On May 7 and May 3, 2013, Joseph R. Tomkinson, Chief Executive Officer, and William S. Ashmore, President, executed, respectively, new employment agreements with the Company. The agreements were effective as of January 1, 2013 and continue through December 31, 2015, unless terminated earlier, and may be extended by mutual written agreement of the officer and the Company.

Base Salary, Annual Bonus and Other Compensation.    The base salary for each of Messrs. Tomkinson and Ashmore is $600,000 per year and each is eligible to receive an annual bonus in an amount equal to 7.5% of the Company's adjusted net earnings (the "Annual Bonus"). The Annual Bonus is subject to a cap in any calendar year in an amount equal to 2.5 times annual base salary; provided that there will be no cap on the Annual Bonus if the officer pre-elects on or before December 31 of the prior year to receive 5.0% of adjusted net earnings during a year. The officers may elect to defer any portion of his base salary, bonuses or incentive compensation into an approved Company-sponsored deferred compensation plan.

An amount equal to 80% of the estimated Annual Bonus will be paid within 10 days after the Company has determined its adjusted net earnings for the year for which the annual bonus is to be paid and the remaining amount will be finally calculated and paid within 10 days after the release of the Company's audited financial statements for the year. The Annual Bonus is required to be paid by the Company by December 31 of the calendar year immediately following the year for which adjusted net earnings is determined for purposes of the Annual Bonus. If it is determined that any bonus or incentive compensation is underpaid or overpaid to the officer, then the Company will either pay the amount owed within 15 days after the determination is made by the Compensation Committee of the Board of Directors or offset an overpayment against the officer's next bonus or incentive compensation payments or require the officer to repay such amounts, as applicable.

For purposes of the Annual Bonus, "adjusted net earnings" means the net earnings (loss) attributable to common stockholders excluding (1) any adjustment relating to change in fair value of net trust assets, change in fair value of long-term debt (including preferred stock) and noncash level yield long-term debt, (ii) any accrual already made with respect to the officer's bonus compensation, (iii) any charge relating to amortization of deferred charges, and (iv) any adjustment relating to lower of cost or market and repurchase liability of the discontinued operations.

Messrs. Tomkinson and Ashmore are also eligible to receive paid vacation, an annual car allowance of $1,200 per month, participate in the Company's health and other benefit plans, be reimbursed for reasonable and necessary business and entertainment expenses, and receive other benefits at the discretion of the Board of Directors. Each officer is prohibited, without approval from the Board of Directors, from receiving compensation, directly or indirectly, from any company with whom the Company or any of its affiliates has any financial, business, or affiliated relationship. Any amounts paid to the officer are subject to any claw back policy that the Company is required to adopt pursuant to listing standards of any national securities exchange or as otherwise required under applicable law.

Severance Compensation.    If either Mr. Tomkinson's or Mr. Ashmore's employment is terminated (a) by the Company for cause, (b) voluntarily by such officer, (c) as a result of such officer's death, (d) by mutual agreement of the parties, or (e) such officer is declared legally incompetent or he has a mental or physical condition that can reasonably be expected to prevent him from carrying out his essential duties for more than six months, then such officer will be entitled to receive the following:

     (i)  base salary earned through the termination date;

    (ii)  Annual Bonus prorated through the termination date; with 80% of the amount due relating to the Annual Bonus paid upon termination and the balance paid after the preparation of the Company's audited financial statements;

   (iii)  any expense reimbursements due and owing for reasonable and necessary business and entertainment expenses; and

   (iv)  the dollar value of accrued and unused paid time off.

If either officer is terminated (a) without cause or (b) resigns with good reason, such officer will also receive the following severance payments:

     (i)  the lesser of 18 months of base salary or the base salary payable through the balance of the employment contract term with (A) the lesser of 12 months of base salary or the balance through the employment contract term paid, and (B) the lesser of six months of base salary or the balance through the employment contract term paid over the six-month period from the termination date, in each case to be paid after the officer executes a waiver and release agreement within 52 days of the termination date;

    (ii)  incentive compensation whereby 80% of the Annual Bonus earned as of the termination date will be paid on the termination date and the remaining 20% will be paid after calculation of the Company's audited financial statements on or before December 31 of that year; and

   (iii)  health insurance benefits for 18 months following the termination date.

Each officer has agreed that if he is terminated without cause or resigns for good reason, he will not compete with the Company during the 18 months after termination, provided that the agreement not to compete will be waived if the officer foregoes the severance compensation.

Termination with cause, which will be determined only by an affirmative majority vote of the Board of Directors (not including the officer if he is a director), includes (a) conviction of, or entry of plea of nolo contendere to, a crime of dishonesty or a felony leading to incarceration of more than 90 days or a penalty or fine of $100,000 or more, (b) material and substantial failure by the officer to perform his duties after notice (and given a reasonable time to correct any failures, if possible), (c) willful misconduct or gross negligence that causes material harm, or (d) material breach by the officer of the terms of the employment agreement or any other obligation.

Good reason includes (a) material changes to employee's duties without his prior written consent, (b) relocation, without his prior written consent, of the place of principal performance of such officer's responsibilities and duties to a location more than 65 miles away, (c) a material breach by the Company of the terms of the employment agreement, including a material reduction of the officer's base salary, or (d) failure by the Company to obtain from any acquirer of the Company an agreement to assume the employment agreement prior to an acquisition. Each of Messrs. Tomkinson and Ashmore may terminate his employment for good reason upon providing the Company at least 90 days prior written notice and the Company has a reasonable time to cure.

Change of Control.    The employment agreements will not be terminated by merger, an acquisition by another entity, or by transferring of all or substantially all of the Company's assets. In the event of any such change of control, the surviving entity or transferee would be bound by the employment agreements.

Ron Morrison and Todd R. Taylor

On February 25, and March 11, 2014, the Company entered into employment agreements with Todd Taylor, Chief Financial Officer, and Ron Morrison, Executive Vice President and General Counsel, respectively. Each employment agreement was effective January 1, 2014 and continues through December 31, 2015, unless terminated earlier, and may be extended by mutual written consent.

Base Salary, Annual Bonus, and Other Compensation.    The base salary for Mr. Taylor and Mr. Morrison is $360,000 and $390,000 per year, respectively. Each are eligible to receive a bonus of up to 65%, in the case of Mr. Taylor, and up to 50%, in the case of Mr. Morrison, of their respective base salary if mutually agreed management objectives are achieved (the "Incentive Bonus"). The Incentive Bonus will be paid quarterly within 30 days of each calendar year quarter end. Each officer (a) may elect to defer any portion of his base salary, bonuses, or incentive compensation into an approved Company-sponsored deferred compensation plan, (b) is eligible to receive stock options, paid vacation, an automobile allowance of $500 per month, and to be reimbursed for reasonable and necessary business and entertainment expenses, (c) may participate in the Company's health and other benefit plans, and (d) may receive other benefits at the discretion of the Board of Directors.

Each officer is prohibited, without approval from the Board of Directors, from receiving compensation, directly or indirectly, from any company with whom the Company or any of its affiliates has any financial, business, or affiliated relationship. Any amounts paid under the employment agreements are subject to any claw back policy that the Company is required to adopt pursuant to listing standards of any national securities exchange or as otherwise required under applicable law.

Severance Compensation.    If either officer's employment is terminated (a) by the Company for cause, (b) voluntarily by the officer, (c) as a result of death, (d) by mutual agreement of the parties, or (e) because the officer is declared legally incompetent or he has a mental or physical condition that can reasonably be expected to prevent him from carrying out his essential duties for more than six months, then such officer will be entitled to receive the following:

     (i)  base salary earned through the termination date;

    (ii)  Incentive Bonus through the last consolidated quarter;

   (iii)  any expense reimbursements due and owing for reasonable and necessary business and entertainment expenses; and

   (iv)  the dollar value of accrued and unused paid time off.

If either officer is terminated (a) without cause or (b) resigns with good reason, in addition to the foregoing compensation, such officer will receive the following severance payments:

     (i)  additional payments of (A) the lesser of 12 months of base salary or the balance through the contract term, and (B) six months of base salary paid over the six-month period from the termination date, in each case to be paid after the officer executes a waiver and release agreement within 52 days of the termination date;

    (ii)  100% of the unpaid portion of earned Incentive Bonus and the prorated Incentive Bonus for the current calendar year quarter as of and paid on the termination date; and

   (iii)  health insurance benefits for 12 months following the termination date.

Each officer has agreed that if he is terminated without cause or resigns for good reason, he will not compete with the Company during the 12 months after termination or the balance of the employment contract term, if shorter, provided that the agreement not to compete will be waived if the officer foregoes the severance compensation.

Termination with cause, which will be determined only by an affirmative majority vote of the Board of Directors (not including the officer if he is a director), includes (a) conviction of, or entry of plea of nolo contendere to a crime of dishonesty or a felony leading to incarceration of more than 90 days or a penalty or fine of $100,000 or more, (b) material and substantial failure by such officer to perform his duties after notice (and given a reasonable time to correct any failures, if possible), (c) willful misconduct or gross negligence that causes material harm, or (d) material breach of the terms of the employment agreement or any other obligation.

Good reason includes (a) material changes to such officer's duties without his prior written consent, (b) relocation, without his prior written consent, of the place of principal performance of his responsibilities and duties to a location more than 65 miles away, (c) a material breach by the Company of the terms of the employment agreement, including a material reduction in base salary, without such officer's consent, or (d) failure by the Company to obtain from any acquirer of the Company an agreement to assume the employment agreement prior to an acquisition. Each officer may terminate his employment for good reason upon providing the Company at least 90 days prior written notice and the Company has a reasonable time to cure any event constituting good reason.

Change of Control.    The employment agreements will not be terminated by merger, an acquisition by another entity, or by transferring of all or substantially all of the Company's assets. In the event of any such change of control, the surviving entity or transferee would be bound by the employment agreements.

As a Smaller Reporting Company, a compensation discussion and analysis is not required.

Equity Compensation Plan Information

Our current stock plan is the Company's 2010 Omnibus Incentive Plan (the "2010 Plan"), which was approved by our stockholders and became effective on July 20, 2010. The 2010 Plan is administered by the Compensation Committee of the Company's Board of Directors, with participation and approval of the Board of Directors. Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

As a result of the approval of the 2010 Plan by the Company's stockholders, the Company's 2001 Stock Plan was frozen and no further grants or awards are under such plan. Further, all outstanding awards under the 2001 Stock Option, Deferred Stock and Restricted Stock Plan, as well as the Company's 1995 Stock Option, Deferred Stock and the 2010 Plan and are deemed to be awards granted and outstanding under the 2010 Plan (the "Assumed Options"). To the extent any of the Assumed Options are forfeited or canceled, shares of common stock underlying those options will not be available for new awards under the 2010 Plan.

The following table summarizes our equity compensation plan information as of December 31, 2014 with respect to outstanding awards and shares remaining available for issuance under our Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options (A)	Weighted-average exercise price of outstanding options (B)	Number of securities remaining available for future issuance (excluding securities in col A) (C) (1)
2010 Omnibus Incentive Plan approved by stockholders	1,381,230	7.26	59,402
Equity compensation plans not approved by stockholders	—	—	—
Total	1,381,230	7.26	59,402

401(k) Plan

We maintain the Impac Companies 401(k) Savings Plan for all full time employees with at least six months of service, which is designed to be tax deferred in accordance with the provisions of Section 401(k) of the Internal Revenue Code. The 401(k) Plan provides that each participant may contribute from 1% to 25% of his or her salary pursuant to certain restrictions or up to $17,500 annually for 2014. We will contribute to the participant's plan account at the end of each plan year 50% of the first 4% of salary contributed by a participant. Under the 401(k) Plan, employees may elect to enroll on the first day of any month, provided that they have been employed for at least six months. Subject to the rules for maintaining the tax status of the 401(k) Plan, an additional company contribution may be made at our discretion, as determined by the Board of Directors. The discretionary contributions made to the plan vest over a three year period. We recorded approximately $289 thousand for matching contributions and no discretionary contributions during 2014.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of such securities with the SEC. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% stockholders were satisfied by such persons except for the following: William S. Ashmore filed one late Form 4 with two transactions, each of Richard H. Pickup and the RHP Trust filed three late Form 4 reports each with 47 transactions; and Todd M. Pickup filed two late Form 4 reports with a total of four transactions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end since the beginning of the last fiscal year.

During 2014, Allison Ashmore, daughter of William Ashmore, the Company's President and Director, earned $341,859 in salary, bonus and auto allowance, and Sedamar Fitzgerald, sister-in-law of Joseph Tomkinson, the Company's Chairman of the Board and Chief Executive Officer, earned $127,668 in salary and bonus. In addition, both participated in the employee health care benefit plans available to all employees of the Company.

On March 17, 2014, Joseph Tomkinson, the Company's CEO, agreed to waive $150,000 of his annual incentive bonus earned pursuant to the terms of his employment agreement during the year ended December 31, 2012. On October 23, 2014, the Company agreed to pay Mr. Tomkinson $60,000 of the previously waived 2012 bonus amount. The total annual incentive bonus for 2012 earned by Mr. Tomkinson was $1,007,500, was deferred for an indeterminate period of time in order to preserve working capital for the Company. Based on the waiver, the amount still due to Mr. Tomkinson for his 2012 annual incentive bonus is now $129,500.

On August 19, 2014, the Company sold 175,000 shares of common stock to Richard H. Pickup, Trustee of the RHP Trust, dated May 31, 2011, who, as of April 24, 2015, beneficially owns 19.5% of the Company's common stock, for an aggregate purchase price of $857,500. The funds were used as a payment for a litigation settlement.

In January 2015, the Company entered into with RHP Trust, of which Richard H. Pickup is trustee, a $5.0 million short term borrowing secured by Ginnie Mae servicing rights with an interest rate of 15% and transaction costs of $50 thousand. The balance was repaid in March 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of April 24, 2015 by (i) each director, (ii) each Named Executive Officer, (iii) each person known to us to beneficially own more than five percent of our common stock, and (iv) all directors and executive officers as a group. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of April 24, 2015 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Richard H. Pickup (2)	2,092,040	19.5%
Todd M. Pickup (3)	1,676,851	15.1%
Joseph R Tomkinson (4)	320,159	3.1%
William S Ashmore (5)	148,046	1.4%
Todd R. Taylor (6)	66,692	*
James Walsh (7)	24,877	*
Leigh J Abrams (8)	43,210	*
Stephan R Peers (9)	32,443	*
Frank P Filipps (10)	24,310	*
Directors and executive officers as a group (8 persons) (11)	715,296	6.8%

*
Indicates less than 1%
(1)
Except as otherwise noted, all named beneficial owners can be contacted at 19500 Jamboree Road, Irvine, California 92612.
(2)
According to a Schedule 13D filed with the SEC on August 26, 2014 and subsequent filings pursuant to Section 16 of the Exchange Act, (i) 1,150,000 shares are owned directly by RHP Trust, dated May 31, 2011 (the "Trust"), 100,000 shares are owned by Mr. Pickup and held in an individual retirement account, and the Trust has the right to acquire 524,138 shares at any time by converting into such shares the outstanding principal balance of Convertible Promissory Notes Due 2018 issued to the Trust, at the initial conversion price of $10.875 per share, all of which Mr. Pickup exercises sole investment and voting power, and (ii) 120,000 shares are owned directly by Dito Caree LP, and 197,902 shares are owned directly by Dito Devcar LP, all of which Mr. Pickup shares investment and voting power. The stockholder's and the Trust's address is 2532 Dupont Drive, Irvine, California 92612.
(3)
According to a Schedule 13G/A filed on February 12, 2015 and subsequent filings pursuant to Section 16 of the Exchange Act, the share amount consists of (A) (i) 75,000 shares owned directly by Mr. Pickup; (ii) 240,000 shares owned by Pickup Grandchildren's Trust; (iii) 63,000 shares owned directly by Pickup Living Trust; (iv) 300,000 shares owned directly by Vintage Trust II, dated July 19, 2007, (the "Trust"); and (v) 898,851 shares that the Trust has the right to acquire at any time by converting into such shares the outstanding principal balance of Convertible Promissory Notes Due 2018 issued to the Trust, at the initial conversion price of $10.875 per share, all of which Mr. Pickup exercises sole investment and voting power, and (B) 100,000 shares owned directly by Plus Four Equity Partners, L.P., which Mr. Pickup shares investment and voting power. The stockholder's address is 2532 Dupont Drive, Irvine, California 92612.
(4)
Represents (i) 7,854 shares of common stock, (ii) 215,400 shares held in trust with Mr. Tomkinson as trustee and (iii) options to purchase an aggregate of 96,905 shares.
(5)
Represents (i) 6,495 shares of common stock, (ii) 87,967 shares held in trust with Mr. Ashmore as trustee, and (iii) options to purchase an aggregate of 53,584 shares.
(6)
Represents (i) 5,358 shares of common stock and (ii) options to purchase an aggregate of 61,334 shares.
(7)
Represents (i) 6,377 shares of common stock, (ii) options to purchase an aggregate of 4,000 shares, and (iii) 14,500 shares with respect to vested deferred stock units.

(8)
Represents (i) 16,710 shares of common stock, (ii) options to purchase an aggregate of 18,000 shares, and (iii) 8,500 shares with respect to vested deferred stock units.
(9)
Represents (i) 13,943 shares of common stock, (i) options to purchase an aggregate of 4,000 shares, and (ii) 14,500 shares with respect to vested deferred stock units.
(10)
Represents (i) 3,810 shares of common stock, (ii) options to purchase an aggregate of 6,000 shares, and (iii) 14,500 shares with respect to vested deferred stock units.
(11)
Includes (i) options to purchase an aggregate of 284,490 shares and (ii) an aggregate of 52,000 shares with respect to vested deferred stock units.

 STOCKHOLDER PROPOSALS

Proposals to be Included in Proxy Statement

If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2016 annual meeting of stockholders pursuant Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a written copy of the proposal must be delivered no later than February 6, 2016 (the date that is 120 calendar days before the one year anniversary of the date of the proxy statement released to stockholders for this year's annual meeting of stockholders). If the date of next year's annual meeting is changed by more than 30 days from the anniversary date of this year's meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.

Proposals to be Submitted for Annual Meeting

Stockholders who wish to submit a proposal for consideration at our 2016 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, deliver a copy of their proposal no later than the close of business on the 60th day prior to the first anniversary of this annual meeting, nor earlier than the 90th day prior to the first anniversary of this annual meeting. The proposal must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder making the proposal must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.

In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year's annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Mailing Instructions

In each case, proposals should be delivered to 19500 Jamboree Road, Irvine, California 92612, Attention: Ronald M. Morrison, Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

 OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

By order of the Board of Directors

Ronald M. Morrison, Secretary

Dated: April 30, 2015
Irvine, California

 Appendix A

IMPAC MORTGAGE HOLDINGS, INC.

OMNIBUS INCENTIVE PLAN

Effective July 20, 2010

(amended as of [July 21, 2015])

 IMPAC MORTGAGE HOLDINGS, INC.
OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

1.01    Purpose.    The purpose of the Impac Mortgage Holdings, Inc. Omnibus Incentive Plan (as amended from time to time, the "Plan") is to assist in attracting and retaining highly competent employees, directors and consultants, to act as an incentive in motivating selected employees, directors and consultants of the Company and its Affiliates to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

1.02    Adoption and Term.    The Plan shall be effective on July 20, 2010 upon and otherwise subject to approval of the stockholders of the Company (the "Effective Date"). The Plan shall remain in effect until the tenth anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs sooner.

1.03    Assumption of Outstanding Awards under Prior Plans.    As of the Effective Date, the Prior Plans of the Company shall be frozen and no new awards shall be made under such Prior Plans. Further, all awards outstanding under the Prior Plans as of the Effective Date shall be assumed by this Plan and thereafter deemed to be Awards granted and outstanding under this Plan; provided, that such assumed awards shall continue to be subject to the same terms and conditions as set forth in the applicable Award Agreement, except that references in such Award Agreements to the "Plan" shall be deemed to refer to this Plan and references to "Deferred Stock" shall be deemed to refer to Restricted Stock Units.

ARTICLE II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01    Affiliate means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a fifty percent (50%) ownership interest or, where permissible under Section 409A of the Code, at least a twenty percent (20%) ownership interest; provided, however, for purposes of any grant of an Incentive Stock Option, "Affiliate" means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly.

2.02    Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares or Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other award made under the terms of the Plan.

2.03    Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.04    Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.05    Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

2.06    Board means the Board of Directors of the Company.

2.07    Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events, unless an Award Agreement specifically provides for a different definition of Change in Control:

  (a)    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person or any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

  (b)    during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section 2.07) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

  (c)    the consummation of a Merger of the Company with any other corporation, other than (i) a Merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such Merger, or (ii) a Merger effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities;

  (d)    the consummation of any sale, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company to an unrelated party; or

  (e)    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

2.08    Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.09    Committee means the Compensation Committee of the Board.

2.10    Common Stock means the common stock of the Company, par value $0.01 per share.

2.11    Company means Impac Mortgage Holdings, Inc., a Maryland corporation, and its successors.

2.12    Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.13    Disability means permanent and total disability as determined under the Company's disability program or policy, or if no disability program or policy exists, then any physical or mental disability that renders a Participant unable perform services for the Company in the capacity for which the Participant served immediately prior to such disability and such disability is reasonably expected to last for at least twelve (12) months.

2.14    Dividend Equivalent Account means a bookkeeping account in accordance with Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.15    Exchange Act means the Securities Exchange Act of 1934, as amended.

2.16    Exercise Price with respect to Options, the amount established by the Committee in the Award Agreement in accordance with Section 6.01(b) which is required to purchase each share of Common Stock upon exercise of the Option, or with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement in accordance with Section 6.02(b) which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant.

2.17    Fair Market Value of the Common Stock means: the closing sales price of the Common Stock on the applicable date, or if no sale of stock has been recorded on such day, then on the next preceding day on which a sale was so made. In the event the Common Stock is not admitted to trade on a securities exchange, the Fair Market Value as of any applicable date shall be as determined in good faith by the Committee (but in any event not less than "fair market value" within the meaning of Section 409A of the Code, and any regulations and other guidance thereunder). For purposes of this definition, when determining the Fair Market Value for the grant of an Award, "applicable date" means the date of grant of the Award.

2.18    Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.19    Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

2.20    Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.21    Non-Vested Share means shares of Common Stock issued to a Participant in respect of the non-vested portion of an Option in the event of the early exercise of such Participant's Options pursuant to such Participant's Award Agreement, as permitted in Section 6.06 below.

2.22    Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.23    Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.24    Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.25    Performance Awards means Awards granted in accordance with Article VIII.

2.26    Performance Goals means operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders' equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), Adjusted Net Earnings (as defined below), net earnings (loss) attributable to common stockholders, stock price any one of which may be measured with respect to the Company or any one or more of its Affiliates, divisions, units and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities

"Adjusted Net Earnings" means net earnings (loss) attributable to common stockholders as reported in the Company's periodic reports filed with the Securities and Exchange Commission, provided that such amount shall be adjusted by reversing the following, to the extent such adjustments were made in calculating such net earnings (loss) attributable to common stockholders:

  (a)    any accrual already made with respect to the annual bonus, special bonus, or incentive bonus applicable to such person:

  (b)    any adjustment relating to change in fair value of net trust assets;

  (c)    any adjustment relating to change in fair value of long term debt;

  (d)    any adjustment relating to noncash level yield long term debt;

  (e)    any charge relating to amortization of deferred charges; and

  (f)     any adjustment relating to the following items within earnings of discontinued operations: (1) lower of cost or market and (2) repurchase liability provision.

2.27    Plan has the meaning given to such term in Section 1.01.

2.28    Prior Plans means the Company's 1995 Stock Option, Deferred Stock and Restricted Stock Plan, as amended, and the Company's 2001 Stock Option, Deferred Stock and Restricted Stock Plan, as amended.

2.29    Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.30    Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.31    Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.32    Stock Appreciation Rights means awards granted in accordance with Article VI.

2.33    Termination of Service means the voluntary or involuntary termination of a Participant's service as an employee, director or consultant with the Company or an Affiliate for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Affiliates. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III

ADMINISTRATION

3.01    Committee.

  (a)    Duties and Authority.    The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. To the extent applicable, actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time.

  (b)    Indemnification.    Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct.

 ARTICLE IV

SHARES

4.01    Number of Shares Issuable.    The total number of shares of Common Stock authorized to be issued under the Plan shall be 2,880,585 which consists of (i) 1,280,585 shares allocated to outstanding Options granted under the Prior Plans and being assumed by this Plan (the "Assumed Option Shares"), and (ii) 1,600,000 shares(1)of Common Stock reserved for future grants under this Plan. Shares of Common Stock underlying Awards issued under Articles VII, VIII and IX of this Plan shall be charged as 2.0 shares against the number of shares of Common Stock available for the grant of Awards hereunder. The foregoing share limits shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.

4.02    Shares Subject to Terminated Awards.    The Assumed Option Shares shall only be available for issuance upon exercise of an Option granted under the Prior Plans and assumed by this Plan and none of the Assumed Option Shares shall be available for grants of new Options or other Awards under this Plan, even if the assumed Options are forfeited, canceled or otherwise terminated without issuance of any shares of Common Stock. Except as provided in the preceding sentence, Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under the Plan or any predecessor employee stock plan of the Company, Restricted Stock or Restricted Stock Units (whether granted under this Plan or any predecessor employee stock plan) that are forfeited or terminated for any reason prior to the date that the restrictions on such Awards would otherwise have lapsed, other stock-based Awards that are forfeited or terminated for any reason as provided under the Plan, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Further, any Award settled in cash shall not be counted as shares of Common Stock for any purpose under the Plan.

ARTICLE V

PARTICIPATION

5.01    Eligible Participants.    Participants in the Plan shall be such employees, directors and consultants of the Company and its Affiliates as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Subject to adjustment in accordance with Section 11.07, no Participant shall be granted Awards in any calendar year in respect of more than 450,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $5,000,000; provided, the Committee may grant Awards to a Participant in excess of these annual limits if the Committee expressly determines that a particular Award shall not be designed to qualify as "performance-based compensation" as defined under Section 162(m) of the Code and the applicable treasury regulations thereunder.

(1)
On July 20, 2010, the stockholders approved the Plan initially authorizing 450,000 shares (which amount excludes the Assumed Option Shares). On July 23, 2012 and July 23, 2013, the stockholders approved an increase of the authorized shares by 250,000 and 300,000 shares, respectively. On April 28, 2015, the Board of Directors approved an increase of the authorized shares by 300,000 shares, subject to stockholder approval.

 ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01    Option Awards.

  (a)    Grant of Options.    The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

  (b)    Exercise Price of Options.    The Exercise Price of each share of Common Stock upon exercise of any Option granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that the Committee shall have discretion, with respect to a Non-Qualified Stock Option, to establish an Exercise Price at less than the Fair Market Value on the Date of Grant to the extent that such Option is designed to comply with the requirements of Section 409A of the Code.

  (c)    Designation of Options.    The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company on the Date of Grant.

  (d)    Special Incentive Stock Option Rules.    To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Incentive Stock Options shall constitute Non-Qualified Stock Options. For purposes of this Section 6.01(d), Incentive Stock Options shall be taken into account in the order in which they were granted. If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Non-Qualified Stock Option in part, the Participant may designate at the time of exercise which portion shall be deemed to be exercised, and in the absence of such express designation in writing, the portion of the Option treated as an Incentive Stock Option shall be deemed to be exercised first. Notwithstanding any other provision of the Plan to the contrary, the Exercise Price of each Incentive Stock Option shall be equal to or greater than the Fair Market Value of the Common Stock subject to the Incentive Stock Option as of the Date of Grant of the Incentive Stock Option; provided, however, that no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted the Exercise Price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option, by its terms, is not exercisable for more than five years from the Date of Grant.

  (e)    Rights As a Stockholder.    A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the

  Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

6.02    Stock Appreciation Rights.

  (a)    Stock Appreciation Right Awards.    The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

  (b)    Exercise Price.    The Exercise Price of each share of Common Stock upon exercise of any Stock Appreciation Right granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that the Committee shall have discretion to establish an Exercise Price at less than the Fair Market Value on the Date of Grant to the extent that such Stock Appreciation Right is designed to comply with the requirements of Section 409A of the Code.

  (c)    Payment of Incremental Value.    Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the date of exercise. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03    Terms of Stock Options and Stock Appreciation Rights.

  (a)    Conditions on Exercise.    An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

  (b)    Duration of Options and Stock Appreciation Rights.    Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

       (i)  Expiration of the Option or Stock Appreciation Right, as provided in the Award Agreement; or

      (ii)  Termination of the Award in the event of a Participant's disability, retirement, death or other Termination of Service, as provided in the Award Agreement; or

     (iii)  Ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(d)).

  (c)    Acceleration or Extension of Exercise Period.    The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, or (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement.

  (d)    (Exercise of Options or Stock Appreciation Rights Upon Termination of Services.    Unless an Award Agreement provides otherwise, the following rules shall govern the treatment of an Award of Options or Stock Appreciation Rights upon a Participant's Termination of Services:

       (i)  Termination of Vested Options or Stock Appreciation Rights Upon Termination of Services.

       (A)  Termination Other Than Due to Death or Disability.    In the event of a Participant's Termination of Services for any reason other than due to the Participant's death or Disability, the right of the Participant to exercise any vested Options or Stock Appreciation Rights shall, unless the exercise period is extended by the Board in accordance with Section 6.03(c) above, terminate upon the earlier of: (I) thirty (30) days after the date of the Termination of Services; and (II) the date of expiration of the Options or Stock Appreciation Rights determined pursuant to Sections 6.03(b)(i) or (iii) above.

       (B)  Death or Disability.    In the event of a Participant's Termination of Services by reason of death or Disability, the right of the Participant to exercise any vested Options or Stock Appreciation Rights shall, unless the exercise period is extended by the Board in accordance with Section 6.03(c) above, terminate upon the earlier of: (I) six (6) months after the date of the Termination of Services; and (II) the date of expiration of the Options or Stock Appreciation Rights determined pursuant to Sections 6.03(b)(i) or (iii) above.

      (ii)  Termination of Unvested Options Upon Termination of Services.    To the extent the right to exercise Options or Stock Appreciation Rights, or any portion thereof, has not vested as of the date of Termination of Services, the right shall expire on the date of Termination of Services regardless of the reason for the Termination of Services.

6.04    Exercise Procedures.    Each Option and Stock Appreciation Right granted under the Plan shall be exercised under such procedures and by such methods as the Committee may establish or approve from time to time. The Exercise Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) by delivery to the Company of shares of Common Stock held by the Participant, (b) by a "net exercise" method under which the Company reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Exercise Price, the part of the Exercise Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Exercise Price any fractional share of Common Stock. Any part of the Exercise Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Exercise Price upon the exercise of any Option shall be held as treasury shares.

6.05    Change in Control.    With respect to each Award of Options or Stock Appreciation Rights, the Committee shall determine whether and to what extent such Options or Stock Appreciation Rights shall become immediately and fully exercisable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control. Notwithstanding the foregoing, unless otherwise determined by the Committee, no Change in Control of the Company shall be deemed to have occurred for purposes of determining a Participant's rights under this Plan if (a) the Participant is a member of a group that first announces a proposal which, if successful, would result in a Change in Control, which proposal (including any modifications thereof) is ultimately successful, or (b) the Participant acquires a two percent (2%) or more equity interest in the entity that ultimately acquires the Company pursuant to the transaction described in clause (a) of this Section 6.05.

6.06    Early Exercise.    An Option may, but need not, include a provision by which the Participant may elect to exercise the Option in whole or in part prior to the date the Option is fully vested. The provision may be included in the Award Agreement at the time of grant of the Option or may be added to the Award Agreement by amendment at a later time. In the event of an early exercise of an Option, any shares of Common Stock received shall be subject to a special repurchase right in favor of the Company with terms established by the Committee. The Committee shall determine the time and/or the event that causes the repurchase right to terminate and fully vest the Common Stock in the Participant.

ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01    Award of Restricted Stock and Restricted Stock Units.    The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as "performance-based" compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

7.02    Restricted Shares.

  (a)    Issuance of Restricted Shares.    As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the

  Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

  (b)    Stockholder Rights.    Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that the Award Agreement may provide that any dividend distributed with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

  (c)    Restriction on Transferability.    None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

  (d)    Delivery of Shares Upon Vesting.    Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

  (e)    Forfeiture of Restricted Shares.    Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or an Affiliate as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

  (f)    Waiver of Forfeiture Period.    Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

7.03    Restricted Stock Units.

  (a)    Settlement of Restricted Stock Units.    Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of

  Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

  (b)    Shareholder Rights.    Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

  (c)    Waiver of Forfeiture Period.    Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.

  (d)    Deferral of Payment.    If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant's Restricted Stock Units in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

7.04    Change in Control.    With respect to each Award of Restricted Stock or Restricted Stock Units, the Committee shall determine whether and to what extent such Restricted Stock or Restricted Stock Units shall become immediately and fully exercisable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control. Notwithstanding the foregoing, unless otherwise determined by the Committee, no Change in Control of the Company shall be deemed to have occurred for purposes of determining a Participant's rights under this Plan if (a) the Participant is a member of a group that first announces a proposal which, if successful, would result in a Change in Control, which proposal (including any modifications thereof) is ultimately successful, or (b) the Participant acquires a two percent (2%) or more equity interest in the entity that ultimately acquires the Company pursuant to the transaction described in clause (a) of this Section 7.04.

ARTICLE VIII

PERFORMANCE AWARDS

8.01    Performance Awards.

  (a)    Award Periods and Calculations of Potential Incentive Amounts.    The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be one or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

  (b)    Performance Targets.    Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Affiliates or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

  (c)    Earning Performance Awards.    The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

  (d)    Payment of Earned Performance Awards.    Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

8.02    Termination of Service or Change in Control.    The Award Agreement with respect to any Performance Award shall contain provisions dealing with the disposition of such Award in the event of a Change in Control or in the event of a Termination of Services prior to the exercise, realization or payment of such Award, with such provisions to take account of the specific nature and purpose of the Award.

ARTICLE IX

OTHER STOCK-BASED AWARDS

9.01    Grant of Other Stock-Based Awards.    Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02    Terms of Other Stock-Based Awards.    In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

  (a)    Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

  (b)    If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

  (c)    The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

ARTICLE X

SHORT-TERM CASH INCENTIVE AWARDS

10.01    Eligibility.    Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

10.02    Awards.

  (a)    Performance Targets.    The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

  (b)    Amounts of Awards.    In conjunction with the establishment of performance targets for a fiscal year or such other short-term performance period established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

  (c)    Payment of Awards.    Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year or other applicable performance period.

  (d)    Negative Discretion.    Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

  (e)    Guidelines.    The Committee may adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

  (f)    Non-Exclusive Arrangement.    The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Company.

 ARTICLE XI

TERMS APPLICABLE GENERALLY TO AWARDS
GRANTED UNDER THE PLAN

11.01    Plan Provisions Control Award Terms.    Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

11.02    Award Agreement.    No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03    Modification of Award After Grant.    No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.04    Limitation on Transfer.    Except as provided in Section 7.02(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

11.05    Taxes.    The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

  (a)    The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the nearest whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

  (b)    In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

11.06    Surrender of Awards.    Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company.

11.07    Adjustments to Reflect Capital Changes.

  (a)    Recapitalization.    In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

  (b)    Merger.    In the event that the Company is a party to a Merger, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

  (c)    Options to Purchase Shares or Stock of Acquired Companies.    After any Merger in which the Company or an Affiliate shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

11.08    No Right to Continued Service.    No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Affiliates.

11.09    Awards Not Includable for Benefit Purposes.    Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Affiliates, except as may be provided under the terms of such plans or determined by the Committee.

11.10    Governing Law.    All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of California and construed in accordance therewith.

11.11    No Strict Construction.    No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12    Compliance with Rule 16b-3.    It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13    Captions.    The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

11.14    Severability.    Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15    Amendment and Termination.

  (a)    Amendment.    The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange or listing service which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

  (b)    Termination.    The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect on any Award outstanding at the time of the termination of the Plan and any such outstanding Award will continue in accordance with its terms and conditions.

11.16    Foreign Qualified Awards.    Awards under the Plan may be granted to such employees, directors and consultants of the Company and its Affiliates who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws.

11.17    Dividend Equivalents.    For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

  (a)    Terms and Conditions.    Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant's Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

  (b)    Unfunded Obligation.    Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

11.18    Adjustment of Performance Goals and Targets.    Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the "performance-based compensation" exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

11.19    Legality of Issuance.    Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (a) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption therefrom is available, (b) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (c) any applicable Company policy or administrative rules, and (d) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

11.20    Restrictions on Transfer.    Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.

11.21    Further Assurances.    As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

IMPAC MORTGAGE HOLDINGS, INC.

Annual Meeting of Stockholders

July 21, 2015 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Impac Mortgage Holdings, Inc., a Maryland corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 30, 2015, and hereby appoints Todd R. Taylor and Ronald M. Morrison, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Impac Mortgage Holdings, Inc. to be held on July 21, 2015, at 9:00 a.m. Pacific Daylight Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

(Continued, and to be marked, dated and signed, on the other side)

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PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held July 21, 2015. The Proxy Statement and our 2014 Annual Report to Stockholders are available at: http://www.viewproxy.com/impaccompanies/2015.

The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Approval of amendment to 2010 Omnibus Incentive Plan to increase the shares subject to the plan by 300,000 shares.
☐FOR ☐AGAINST ☐ABSTAIN
Please mark your votes like this ☒
The Board of Directors recommends you vote FOR the following:					3. Ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

1. Election of Directors Nominees		FOR ALL	WITH- HOLD ALL	FOR ALL EXCEPT	☐FOR ☐AGAINST ☐ABSTAIN
01 Joseph R. Tomkinson	04 Frank P. Filipps	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

For address change/comments, mark here. ☐(see reverse for instructions)

I plan on attending the meeting ☐

02 William S. Ashmore	05 Stephan R. Peers
03 James Walsh	06 Leigh J. Abrams
To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Signature	Signature (if held jointly)

Date _____________________, 2015

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone: Call 1 (888) 693-8683
Use any touchtone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
MAIL Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postagepaid envelope provided.

QuickLinks

IMPAC MORTGAGE HOLDINGS, INC. 19500 Jamboree Road Irvine, California 92612 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on July 21, 2015 9:00 A.M. (Pacific Daylight Time)
IMPAC MORTGAGE HOLDINGS, INC. 19500 Jamboree Road, Irvine, CA. 92612 (949) 475-3722
FOR ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JULY 21, 2015, AT 9:00 A.M. (PACIFIC DAYLIGHT TIME)
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO 2010 OMNIBUS INCENTIVE PLAN TO INCREASE THE SHARES SUBJECT TO THE PLAN BY 300,000 SHARES
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
Director Compensation For 2014
EXECUTIVE COMPENSATION
Summary Compensation Table
OUTSTANDING OPTION AWARDS AT DECEMBER 31, 2014
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
STOCKHOLDER PROPOSALS
OTHER BUSINESS
  Appendix A
IMPAC MORTGAGE HOLDINGS, INC. OMNIBUS INCENTIVE PLAN
ARTICLE I PURPOSE AND ADOPTION OF THE PLAN
ARTICLE II DEFINITIONS
ARTICLE III ADMINISTRATION
ARTICLE IV SHARES
ARTICLE V PARTICIPATION
ARTICLE VI STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
ARTICLE VII RESTRICTED SHARES AND RESTRICTED STOCK UNITS
ARTICLE VIII PERFORMANCE AWARDS
ARTICLE IX OTHER STOCK-BASED AWARDS
ARTICLE X SHORT-TERM CASH INCENTIVE AWARDS
ARTICLE XI TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN